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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               August 31, 1998
                  ------------------------------------------
               Date of Report (Date of Earliest event reported)

                            U.S.B. Holding Co., Inc.
              ---------------------------------------------------
              Exact name of registrant as specified in its charter)



                                  Delaware
                                  --------
                 (State or other jurisdiction of incorporation)

                                  1-12811
                           ----------------------
                          (Commission File Number)

                                 36-3197969
                       -------------------------------
                      (IRS Employer Identification No.)

                             100 Dutch Hill Road
                          Orangeburg, New York 10962
                          --------------------------
                   (Address of principal executive offices)

                                (914) 365-4600
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              Registrant's telephone number, including area code
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Item 5.   Other Events

     On August 31, 1998, U.S.B. Holding Co., Inc. issued a press release reporting that it had completed its acquisition of Tappan Zee Financial, Inc. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          The following exhibits are filed herewith.


        Exhibit No.                          Description of Exhibit
        -----------                          ----------------------
            99 Text of press release, dated August 31, 1998, issued by U.S.B. Holding Co., Inc.



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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              U.S.B. HOLDING CO., INC.



                              By:/s/ Thomas E. Hales
                                 ---------------------------
                                Name:       Thomas E. Hales
                                Title:      President and
                                            Chief Executive Officer

Date: September 3, 1998
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